UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2007

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2007, the general partner of Legacy Reserves LP (the “Partnership”) approved and executed Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amendment”). The Amendment allows the Partnership’s securities to become eligible for book-entry in the direct registration system as required by NASDAQ rules.  The Amendment is filed herewith as exhibit 3.1 and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
Exhibit 3.1	Amendment No. 1, dated December 27, 2007, to the Amended and Restated Agreement of Limited Partnership of Legacy Reserves LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

Date: January 2, 2008	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Amendment No. 1, dated December 27, 2007, to the Amended and Restated Agreement of Limited Partnership of Legacy Reserves LP.